                                                                   EXHIBIT 10.43


                                AMENDMENT NO. 10
                                     TO THE
                            GENUINE PARTNERSHIP PLAN


         This Amendment to the Genuine Partnership Plan is adopted by Genuine Parts Company (the "Company"), effective as of the dates set forth herein.

                                   WITNESSETH:

         WHEREAS, the Company maintains the Genuine Partnership Plan (the "Plan"), as amended and restated effective January 1, 1994, and such Plan is currently in effect;

         WHEREAS, the Company desires to amend Schedules B and C of the Plan;
and

         WHEREAS, pursuant to Section 11.01 of the Plan, the Company has reserved the right to amend the Plan through action of the Committee for the Plan;

         NOW, THEREFORE, BE IT RESOLVED that the Plan is hereby amended as follows:

                                       1.

         Schedule B shall be deleted in its entirety and a new Schedule B shall be added, effective November 30, 1999, to read as follows:

                                   "SCHEDULE B

                 Credit for Service with Predecessor Employers

I. General Rule - No Past Service. Unless otherwise identified in Part II below, an Employee will not receive Credited Service or Years of Eligibility Service under this Plan for any purpose. Instead (unless otherwise required by law) Hours of Service worked for a predecessor employer prior to the Designation Date shall be ignored.

II. Definition of Past Service Credit. If Employees who were previously employed by a predecessor employer are granted past service credit (as noted below), such Employees who are employed by an Employer on the Designation Date shall receive Credited Service and Years of Eligibility Service under this Plan beginning with the employment commencement date with the predecessor employer, but subject to all of the rules concerning crediting of service and Breaks in Service set forth in this Plan.


                                                                      Extent of Credit for Service
        Name                                  Designation Date        with Predecessor Company
        ----                                  ----------------        ----------------------------
1.      Odell Hardware Company                     7/1/88              Past Service Credit Granted
        ("Odell")

2.      Clark Siviter                              7/1/88              Past Service Credit Granted

3.      Brooks-Noble Parts                         7/1/88              Past Service Credit Granted
        & Machine Co., Inc.

4.      General Automotive Parts                   7/1/88              Past Service Credit Granted
        Company and its subsidiaries
        ("General Automotive")

5.      Standard Units Parts                       7/1/88              Past Service Credit Granted
        Corporation including
        its subsidiary Manco,
        Inc. ("Standard Units
        Parts")

6.      NAPA Des Moines                            7/1/88              Past Service Credit Granted
        Warehouse ("Des Moines")

III.     (a)      Acquisitions Prior to January 1, 1994.

         Participants employed by the following predecessor employers that were acquired prior to January 1, 1994, shall not receive Past Service Credit as of the date the predecessor employer was acquired by or merged into Genuine Parts Company. However, after an employee of such predecessor employer becomes a Participant in the Plan by satisfying the requirements of Section 3.01, such Participant shall receive Credited Service for all employment with such predecessor employer effective as of the Employment Date indicated below provided such individuals were employed by an Employer (as determined by the Committee) on the Employment Date.

         (b)      Acquisitions On or After January 1, 1994.

         Participants employed by the following predecessor employers that were acquired on or after January 1, 1994 shall receive Credited Service and credit for participation purposes under Article III for all employment with such predecessor employer effective as of the Employment Date indicated below provided such individuals were employed by an Employer (as determined by the Committee) on the Employment Date.

         (c)      Important Restrictions.

         Credited Service granted under (a) or (b) above may be forfeited or disregarded in accordance with the definition of Credited Service set forth in
Article II. Furthermore, no Credited Service shall be granted for employment with a predecessor employer if the granting of such Credited Service will adversely impact the tax qualified status of the Plan.

         Davis & Wilmar, Inc.                               May 1, 1993
         Pittsburg, PA                                      (Acquired 7/1/92)

         M&B, Inc. (Lesker Office Supplies, Inc.)           November 1, 1993
         Charlotte, NC

         The Parts, Inc.                                    January 1, 1995
         Anchorage, AK                                      (Acquired 1/1/94)

         Dade City Jobbing Group                            January 1, 1994
         Dade City, FL                                      (Acquired 1/2/92)

         Atlantic Tracy Inc.                                November 1, 1995
         Summerville, MA

         Midcap Bearing Corporation                         June 1, 1995
         San Antonio, TX

         Motion Equipment, Inc.                             June 1, 1995
         Houston, TX

         Power Drives & Bearings, Inc.                      October 1,1995
         Omaha, NE

         Friend's Motor Supply, Inc.                        June 30, 1997
         Hastings, NE

         Utah Bearing and Fabrication, Inc.                 October 3,1997
         Salt Lake City, UT

         Colorado Bearing and Supply, Inc.                  October 3, 1997
         Denver, CO

         Quality Auto Supply of Alaska, Inc.                April 1, 1998
         Palmer, AK

         Berry Bearing Company /Tom Steel Div.              January 1, 1998
         Lyons, IL                                          (Acquired 2/93)

         Cascade Bearings                                   April 1, 1998

         Yakima, WA

         Horizon U.S.A. Data Supplies, Inc.                 August 1, 1998
         Reno, NV                                           (Acquired on 4/1/95)

         Berry Bearing Company (all divisions               October 1, 1998
         other than Tom Steel Division)                     (Acquired 2/93)
         Lyons, IL

         Hub Tool & Supply, Inc.                            January 1, 1999
         Wichita, KS

         Bush-Miller, Inc.                                  April 1, 1999
         York, PA

         EIS, Inc.                                          December 1, 1999
         (including the following current and former
         subsidiaries of EIS, Inc.: Com-Kyl, Inc.;
         Scottsdale Tool & Supply, Inc.; Electronic Tool
         Co., Inc.; Summit Insulation Supply Company, Inc.;
         and H.A. Holden, Inc.)
         Atlanta, GA                                        (Acquired 5/98)"

                                       2.

         A new Section VII shall be added to the end of Schedule C to read as follows:

          "VII. Additional Forms of Benefits for Former Participants in the Hub Tool & Supply, Inc. 401(k) Plan

                  A. Background. As of December 31, 1998, the Hub Tool & Supply, Inc. 401(k) Plan (the "Hub Plan") was frozen. The Hub Plan was subsequently merged into the Plan. Accounts established under the Hub Plan shall constitute Prior Employer Accounts.

                  B. Eligibility of Former Participants in the Hub Plan to Receive Additional Forms of Benefits. Effective as of the merger of the Hub Plan into this Plan, former participants in the Hub Plan who became Participants in this Plan ("Hub Participants") may elect to receive, in addition to the benefits offered under this Plan, a distribution from their Prior Employer Accounts as follows:

                  (i) in a life annuity with monthly income payable for the life of the Participant;

                  (ii) in a life annuity with monthly income payable for the life of the Participant and, if the Participant dies before the end of a period of five, ten, or fifteen years as selected by the Participant, with monthly income payable to the Participant's beneficiary until the end of such period;

                  (iii) in a life annuity with monthly income payable for the life of the Participant and, if the Participant dies before the total amount paid equals the Participant's Prior Employer Account, with monthly income payable to the Participant's beneficiary until the total amount paid equals the Participant's Prior Employer Account;

                  (iv) in a joint and survivor life annuity with monthly income payable for the life of the Participant; with 50%, 66 2/3%, or 100% (as elected by the Participant) of the Participant's monthly income payable for the life of the Participant's survivor; and, if both the Participant and the Participant's survivor die before the total amount paid equals the Participant's Prior Employer Account, payments continue to the Participant's beneficiary until the total amount paid equals the Participant's Prior Employer Account;

                  (v) in installment payments made monthly for a fixed period of time equal to or greater than 60 months; or

                  (vi) in a series of flexible income payments for an amount each year equal to that elected by the Participant which, in the year the Participant attains age 70 1/2, must be equal to or greater than a minimum amount."

                                       3.

         Except as amended herein, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Genuine Parts Company, acting through the Committee has caused this Amendment to the Plan to be executed on the date shown below but effective as of the date indicated above.

                                        COMMITTEE TO THE
                                        GENUINE PARTNERSHIP PLAN

                                        By:   /s/ Frank M. Howard
                                           -------------------------------------
                                           Frank Howard, acting on behalf of the
                                           Committee

                                        Date:  December 30, 1999
                                             -----------------------------------